UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 27, 2004

PAINCARE HOLDINGS, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

FLORIDA	1-14160	(06-1110906)
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NUMBER)

37 N. ORANGE AVENUE, SUITE 500

ORLANDO, FLORIDA 32801

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES INCLUDING ZIP CODE)

(407) 926-6615

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

(407) 926-6616

(REGISTRANT’S FACSIMILE NUMBER, INCLUDING AREA CODE)

WWW.PAINCAREHOLDINGS.COM

(REGISTRANT’S WEBSITE ADDRESS)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On June 12, 2004 we announced that we completed a merger with Benjamin Zolper, M.D., LLC, d/b/a Northeast Pain Management (the “Zolper”), a Maine based private physician group specializing in pain management. The capital stock of “Zolper” was acquired in a merger transaction from Benjamin Zolper, M.D., the sole shareholder. Dr. Zolper has no prior relationship with us.

Total consideration which may be paid to the shareholder is $3,500,000, with 50% of such consideration to be paid in cash and 50% in PainCare’s common stock. One-half of the purchase price ($1,750,000) was paid at closing with the remaining one-half of the merger consideration ($1,750,000) payable pro-rata over three years pursuant to a strict “earn out formula” in which PainCare must realize $700,000 per year in net operating income. PainCare will fund the cash portion of the initial purchase price from the proceeds of the recently completed $5,000,000 follow-on financing by Laurus Master Fund, Ltd.

The acquisition has been accounted for using the purchase method of accounting.

ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS

The following financial statements, pro forma information and exhibits are filed as part of this report.

(a) Financial Statements of Business Acquired

Benjamin Zolper, M.D., LLC, d/b/a Northeast Pain Management

Report of Independent Certified Public Accountants

2003 Financial Statements:

•	Balance Sheet as of December 31, 2003

•	Statement of Operations and Retained Earnings for the year ended December 31, 2003

•	Statement of Cash Flows for the year ended December 31, 2003

Notes to Financial Statements

(b) Pro forma financial information:

•	Introduction to Unaudited Pro Forma Condensed Consolidated Financial Information

•	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2003

•	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the twelve months ended December 31, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PAINCARE HOLDINGS, INC.

Date: August 30, 2004	BY:	/s/ RANDY LUBINSKY
Chief Executive Officer and Director

Date: August 30, 2004	BY:	/s/ MARK SZPORKA
Chief Financial & Accounting Officer, Secretary and Director

Independent Auditors’ Report

The Board of Directors

Benjamin Zolper, M.D., LLC

d/b/a Northeast Pain Management

We have audited the accompanying balance sheet of Benjamin Zolper, M.D., LLC, d/b/a Northeast Pain Management as of December 31, 2003 and the related statements of operations and member’s equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Benjamin Zolper, M.D., LLC, d/b/a Northeast Pain Management at December 31, 2003 and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Tschopp, Whitcomb & Orr, P.A.

August 24, 2004

Maitland, Florida

BENJAMIN ZOLPER, M.D., LLC

D/B/A NORTHEAST PAIN MANAGEMENT

Balance Sheet

December 31, 2003

Assets

Current assets:
Cash	$38,303
Patient accounts receivable, net of contractual reserves and doubtful accounts of $442,896	347,990

Total current assets	386,293

Property and equipment, net (notes 2 and 3)	117,023

Total assets	$503,316

Liabilities and Member’s Equity

Current liabilities:
Line of credit (note 3)	$5,471
Accounts payable and accrued expenses	18,446
Current installments of long-term debt (note 3)	23,413

Total current liabilities	47,330

Long-term debt, excluding current installments (note 3)	64,967

Total liabilities	112,297

Commitments and contingencies (notes 3, 4,5 and 6))

Members’ equity	391,019

Total liabilities and members’ equity	$503,316

See accompanying notes to financial statements.

BENJAMIN ZOLPER, M.D., LLC

D/B/A NORTHEAST PAIN MANAGEMENT

Statement of Operations and Member’s Equity

Year ended December 31, 2003

Net patient revenue	$1,041,783
Cost of patient revenue	234,573

Gross profit	807,210
General and administrative expenses	201,092

Operating income	606,118

Other expenses:
Interest	6,550
Depreciation	18,003

Total other expenses	24,553

Net income	581,565
Member’s equity at beginning of year	160,237
Distributions to member	(350,783)

Member’s equity at end of year	$391,019

See accompanying notes to financial statements.

BENJAMIN ZOLPER, M.D., LLC

D/B/A NORTHEAST PAIN MANAGEMENT

Statement of Cash Flows

Year Ended December 31, 2003

Cash flows from operating activities:
Net income	$581,565
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	18,003
Cash provided by (used for) changes in:
Patient accounts receivable	(212,090)
Accounts payable and accrued expenses	18,446

Net cash provided by operating activities	405,924

Cash flow from investing activities:
Purchase of property and equipment	(135,026)

Net cash used in investing activities	(135,026)

Cash flows from financing activities:
Proceeds from line of credit, net	5,471
Repayment of long-term debt	(13,620)
Proceeds from long-term debt	102,000
Distributions to member	(350,783)

Net cash used in financing activities	(256,932)

Net increase in cash	13,966
Cash at beginning of year	24,337

Cash at end of year	$38,303

Supplemental disclosures of cash flow information:
Cash paid for interest	$6,550

See accompanying notes to financial statements.

BENJAMIN ZOLPER, M.D., LLC

D/B/A NORTHEAST PAIN MANAGEMENT

Notes to Financial Statements

December 31, 2003

(1)	Organization and Summary of Significant Accounting Policies

(a)	Organization and Mission

Benjamin Zolper, M.D., LLC was organized in the State of Maine in December 2001 for the purpose of providing quality medical treatment to the Bangor, Maine area.

(b)	Net Patient Revenue

Patient revenue is recognized at the time the service is performed at the estimated net realizable amounts from patients, third-party payors and others for services rendered. The Company is a provider under the Medicare program and various other third-party payor arrangements which provide for payments to the Company at amounts different from its established rates. Provisions for estimated third-party payor settlements, if necessary, are provided in the period the related services are rendered.

(c)	Income Taxes

Benjamin Zolper, M.D., LLC has been organized as a limited liability company. As such, Benjamin Zolper, M.D., LLC is not a tax paying entity for Federal or state income tax purposes. Accordingly, the accompanying financial statements do not contain a provision for income taxes as the net income or loss of Benjamin Zolper, M.D., LLC is included in the member’s income tax return.

(d)	Financial Instruments Fair Value, Concentration of Business and Credit Risks

The carrying amount reported in the balance sheet for cash, accounts receivable, accounts payable and accrued expenses approximates fair value because of the immediate or short-term maturity of these financial instruments. The carrying amount reported in the accompanying balance sheets for line of credit and long-term debt approximates fair value because the actual interest rates do not significantly differ from current rates offered for instruments with similar characteristics. Financial instruments which potentially subject the Company to concentrations of credit risk consist principally of patient accounts receivable which amount to approximately $350,000. The Company performs credit evaluations of its

(Continued)

BENJAMIN ZOLPER, M.D., LLC

D/B/A NORTHEAST PAIN MANAGEMENT

Notes to Financial Statements

December 31, 2003

(1)	Organization and Summary of Significant Accounting Policies – (Continued)

(d)	Financial Instruments Fair Value, Concentration of Business and Credit Risks – (Continued)

patients prior to rendering service and generally does not require collateral. The majority of the Company’s patients are covered by third party payors such as insurance companies and Medicare. For the year ended December 31, 2003 the percentage of revenue derived from significant third party payors was as follows:

Blue Cross of Maine	19%
Medicare	32%

(e)	Use of Estimates

Management of the Company has made certain estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent assets and liabilities to prepare these financial statements in conformity with generally accepted accounting principles. Actual results could differ from those estimates.

(f)	Cash Flows

For purposes of cash flows, cash and cash equivalents include cash on hand, cash on deposit (including interest bearing accounts) and short-term financial instruments with a maturity, from the date of purchase, of three months or less.

(2)	Property and Equipment

Property and equipment consists of the following at December 31, 2003:

Leasehold improvements	$12,000
Computer equipment and software	3,390
Furniture and fixtures	17,636
Medical and therapy equipment	102,000

135,026
Less accumulated depreciation	(18,003)

$117,023

BENJAMIN ZOLPER, M.D., LLC

D/B/A NORTHEAST PAIN MANAGEMENT

Notes to Financial Statements

December 31, 2003

(3)	Line of Credit and Long-Term Debt

Long-term debt consists of the following at December 31, 2003:

Note payable with monthly principal payments of $2,524, plus interest at 8.8% through May, 2007, collateralized by medical equipment.	$88,380
Less current installments	23,413

$64,967

Future maturities of long-term debt are as follows:

2004	$23,413
2005	25,564
2006	27,912
2007	11,491

The Company has a line of credit with a bank which bears interest at the bank’s prime interest plus 1% rate (5.0% at December 31, 2003) and has a maximum borrowing capacity of $100,000. The outstanding balance under this line at December 31, 2003 was $5,471.

(4)	Commitments

The Company is obligated under a non-cancellable operating lease with related party for its office facilities and various equipment. Future minimum lease payments under the Company’s non-cancellable operating lease as of December 31, 2003 are as follows:

Year ending December 31,
2004	$55,800
2005	23,750

Total rent expense for the year ended December 31, 2003 was $48,000.

BENJAMIN ZOLPER, M.D., LLC

D/B/A NORTHEAST PAIN MANAGEMENT

Notes to Financial Statements

December 31, 2003

(5)	Contingencies

Third-Party Payor Settlements

Patient service revenue is reported at the estimated net realizable amounts from patients, third-party payors and others for services rendered. The Company is a provider under Blue Cross, Medicare and various other third-party payor arrangements which provide for payments to the Clinic at amounts different from its established rates. Provisions for estimated third-party payor settlements, if necessary, are provided in the period the related services are rendered.

Medical Malpractice Claims

The Company is subject to claims and legal actions primarily as a result of medical malpractice matters which arise in the ordinary course of business. The Company maintains malpractice insurance to protect against such claims or legal actions. Management believes the ultimate resolution of such matters will be adequately covered by the Company’s insurance and will not have a material adverse effect on its financial position or results of operations.

(6)	Subsequent Event

In July, 2004, the Company completed a merger with PainCare Holdings, Inc. (“PainCare”). The merger required the owner to sell the capital stock of the practice to PainCare for $3,500,000. $875,000 of the purchase price was paid in cash and $875,000 paid in PainCare stock at closing. The remaining $1,750,000 will be paid as 50% cash and 50% PainCare stock over a three year period assuming certain earning thresholds are met.

PAINCARE HOLDINGS, INC.

Unaudited Pro Forma Consolidated Balance Sheet

As of December 31, 2003

	PainCare Historical Statements	Zolper Historical Statements	Pro forma Adjustments	Pro forma
Assets
Current Assets:
Cash (1)	$7,923,767	$38,303	$(875,000)	$7,087,070
Accounts receivable	5,100,699	347,990	—	5,448,689
Due from shareholder	203,050	—	—	203,050
Note receivable	320,353	—	—	320,353
Deposits & prepaid expenses	514,957	—	—	514,957

Total current assets	14,062,826	386,293	(875,000)	13,574,119

Property and equipment, net	4,730,723	117,023	—	4,847,746
Goodwill, net (1)	21,946,735	—	1,265,130	23,211,865
Other assets	2,680,665	—	—	2,680,665

Total assets	$43,420,949	$503,316	$390,130	$44,314,395

Liabilities and Stockholder’s Equity
Current liabilities:
Accounts payable & accrued expenses	$639,668	$18,446	$—	$658,114
Line of Credit	—	5,471	(5,471)	—
Current portion of notes payable	4,216,566	23,413	(23,413)	4,216,566
Current portion of convertible debenture	306,616	—	—	306,616
Current portion of lease payable	578,557	—	—	578,557

Total current liabilities	5,741,407	47,330	(28,884)	5,759,853

Notes payable, less current portion 510,141	64,967	(64,967)	510,141
Convertible debentures	10,712,000	—	—	10,712,000
Deferred income tax liability	683,300	—	—	683,300
Lease payable	2,300,165	—	—	2,300,165

Total liabilities	19,947,013	112,297	(93,851)	19,965,459

Stockholder’s equity:

Common stock, $.0001 par value (1)	2,688	—	32	2,720
Preferred stock, $.0001 par value	—	—	—	—
Additional paid in capital (1)	21,700,894	—	874,968	22,575,862
Retained earnings (1)	1,769,393	391,019	(391,019)	1,769,393
Cumulative translation adjustment	961	—	—	961

Total stockholder’s equity	23,473,936	391,019	483,981	24,348,936

Total liabilities & stockholder’s equity	$43,420,949	$503,316	$390,130	$44,314,395

See accompanying footnotes to unaudited pro forma financial statements.

PAINCARE HOLDINGS, INC.

Unaudited Pro Forma Consolidated Statement of Operations

For the twelve months ended December 31, 2003

	PainCare Historical Statements	Zolper Historical Statements	Pro forma Adjustments	Pro forma
Revenues	$14,980,867	$1,041,783	$—	$16,022,650
Cost of sales (2)	4,586,732	234,573	(25,361)	4,795,944

Gross profit	10,394,135	807,210	25,361	11,226,706

Operating expenses:
Selling, general and administrative (3)	7,543,915	201,092	(85,263)	7,659,744
Amortization expense	61,463	—	—	61,463
Depreciation expense	463,190	18,003	—	481,193

Operating income	2,325,567	588,115	110,624	3,024,306

Interest expense	487,786	6,550	—	494,336
Other income	45,425	—	—	45,425

Income before taxes	1,883,206	581,565	110,624	2,575,395
Provision for income taxes (4)	670,300	—	246,419	916,719

Net income	$1,212,906	$581,565	$(135,795)	$1,658,676

Basic earnings per share				$0.08

Basic weighted average shares outstanding				21,089,064

Diluted earnings per share				$0.07

Diluted weighted average shares outstanding				24,283,874

See accompanying footnotes to unaudited pro forma financial statements.

Footnotes to Unaudited Pro Forma Financial Statements

(1)	Represents the impact of the purchase of the outstanding shares of Benjamin Zolper, M.D., LLC, d/b/a Northeast Pain Management, including the issuance of 316,444 shares of PainCare Holdings, Inc. common stock at $2.7651 per share and the resulting goodwill of $1,265,130 using the purchase method of accounting.
(2)	Adjustment for non-recurring compensation paid to Dr. Zolper.
(3)	Adjustment for non-recurring general and administrative expenses.
(4)	Adjustment for estimated income tax liability based on an income tax rate of 35.6%.